UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Davis New York Venture Fund, Inc.;
Davis Variable Account Fund, Inc.; and
Davis Series, Inc.
(joint proxy solicitation)
Name of Registrants as Specified in its Charter
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Contents
1.	Notice of Special Meeting
2.	Proxy Statement
3.	Appendices
A.	Fund/Auditor/Fiscal Year End
B.	Fund/Cost of Proxy
C.	Fund/ Sub-Adviser and Address
D.	Fund/ Shares Outstanding at August 31, 2024
E.	Fund/ Over 5% Shareholders including Name and Address
F.	Fund/Director-Length of Service
G.	Number of Meetings Based on Fiscal Year End of Board and each Committee
H.	Dollar Range of Shares Owned by each Director
I.	Fund-Director Compensation including Deferred Compensation
J.	Fund-Audit Fees, Related Fees, Tax Fees, Other Fees for Each of Last Two Fiscal Years
K.	Fees Billed by Audit Firm by Fiscal Year End
L.	Non-Audit Fees Billed Over the Last Two Fiscal Years by Corporation
4.	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 29, 2024

Important Proxy Materials
PLEASE CAST YOUR VOTE NOW
Davis New York Venture Fund, Inc.
Davis Series, Inc.
Davis Variable Account Fund, Inc.
2949 E Elvira Road, Suite 101
Tucson, AZ 85756
October 4, 2024
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of the shareholders of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively, the “Funds” or the “Davis Funds”) will be held on November 29, 2024.
Davis New York Venture Fund, Inc. includes the following Funds:
Davis New York Venture Fund
Davis Global Fund
Davis International Fund
Davis Research Fund
Davis Series, Inc. includes the following Funds:
Davis Financial Fund
Davis Real Estate Fund
Davis Opportunity Fund
Davis Balanced Fund
Davis Government Money Market Fund
Davis Government Bond Fund
Davis Variable Account Fund, Inc. includes the following Funds:
Davis Equity Portfolio
Davis Real Estate Portfolio
Davis Financial Portfolio
The purpose of the meeting is to vote on a proposal to consolidate the membership of the board of the Davis Funds with that of the Clipper Funds Trust (the “Clipper Fund”) and Selected American Shares Inc. and Selected International Fund, Inc. (the “Selected Funds”). The board consolidation is expected to benefit the Funds and their shareholders in the following ways.
The Davis Funds, the Clipper Fund, and the Selected Funds utilize the Davis Investment Discipline of seeking to buy growing companies at value prices and holding them for the long term. Thus, consolidation of the fund boards will eliminate overlap in reducing the combined number of Board meetings from eight meetings per year to four meetings per year. Aggregate Directors’ fees and expenses across all funds will be reduced and result in expense savings to all funds. This will also result in efficiencies to Davis Selected Advisers, L.P. (“Davis Advisors”) as well as service providers (such as outside auditors and Fund legal counsel) which attend some or all of these meetings.
Detailed information about the proposal is contained in the enclosed materials and Proxy Statement, which we invite you to review closely.
The Funds’ Board of Directors has considered the proposal and has determined that the proposal is in the best interest of the Funds and their shareholders and unanimously recommends that you vote “FOR” this proposal.
Whether or not you plan to attend the meeting in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy information for another time, but by responding promptly, you will save the Funds the expense of additional follow-up mailings and solicitations. Please vote today.
To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage paid envelope included in this package. You may also vote your shares by telephone or through the Internet. If you have questions, please call us toll free at 1‑800‑279‑0279. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,
Thomas Gayner,
Chairman of the Board of Directors

Questions & Answers
Davis New York Venture Fund, Inc.
Davis Series, Inc.
Davis Variable Account Fund, Inc.
Important Notice to Fund Shareholders
October 4, 2024
While we encourage you to read the full text of the enclosed proxy materials, for your convenience we have provided the following questions and answers to provide a brief overview of the matter on which you are being asked to vote.
Please read the full text of the Proxy Statement. Below is a brief overview of the proposal to be voted on. Your vote is important.
Q. Why am I being asked to vote?
A. You are, or were as of the Record Date (September 30, 2024), a shareholder of Davis New York Venture Fund, Inc., Davis Series, Inc., or Davis Variable Account Fund, Inc. (collectively referred to herein as the “Davis Funds”). The proposal requires the approval of shareholders.
Q. What am I being asked to vote on?
A. You are being asked to vote on the following proposal:
To elect members to the Board of Directors (collectively, the “Board”) to represent the interests of the holders of shares of the Davis Funds until the election and qualification of their successors.
The three Davis Fund entities currently share a board, while Clipper Funds Trust (the “Clipper Fund”) and Selected American Shares Inc. and Selected International Fund, Inc. (the “Selected Funds”) are currently overseen by a separate group of board members. The Davis Funds, the Clipper Fund, and the Selected Funds are advised by Davis Selected Advisers, L.P. (“Davis Advisors”).
Q. Has the Davis Funds’ board approved the Proposal?
A. The Davis Funds’ board and the Clipper Fund’s and the Selected Funds’ board separately determined to approve the alignment and consolidation of the membership of the boards so that all funds in these complexes are overseen by the same board members. Accordingly, the Davis Funds’ board has proposed the election of nine board members. Six of the nominees currently serve as the Davis Funds’ board members.
In connection with such board consolidation, six of the eight current Davis Funds’ board members are proposed to join the consolidated board.
The list of nominees is contained in the enclosed Proxy Statement.
The Davis Funds’ board has approved the Proposal and recommends that you vote “FOR” the Proposal.
Q. Why are Shareholders being asked to elect Directors?
A. The election of the nominees is part of the intended alignment and consolidation of the board of the Davis Funds with that of the Clipper Fund and the Selected Funds.
The Davis Funds’ board has approved the Proposal after evaluation of the potential benefits of aligning and consolidating the boards and considering the background, experience, skills, and other attributes of the nominees.
Please note that separate proxy statements are being sent to shareholders of the Clipper Fund and the Selected Funds, who are being asked to vote on the election of the same slate of nominees to the consolidated board of the respective funds.
Q. What are the reasons for and advantages of the Proposal?
A. The nominees either currently serve as Davis Funds’ board members, and/or Clipper Fund’s and Selected Funds’ board members. The election of the nominees is part of the intended alignment and consolidation of the membership of the board of the Davis Funds with membership of the board of the Clipper Fund and the Selected Funds. Davis Selected Advisers, L.P. serves as investment adviser to all of the aforementioned funds.
The benefits of the Proposal include the following:
The Davis Funds, the Clipper Fund, and the Selected Funds utilize the Davis Investment Discipline of seeking to buy growing companies at value prices and holding them for the long term. Thus, consolidation of the fund boards will eliminate overlap in reducing the combined number of Board meetings from eight meetings per year to four meetings per year. Aggregate Directors’ fees and expenses across all funds will be reduced and result in expense savings to all funds. This will also result in efficiencies to Davis Advisors as well as service providers (such as outside auditors and Fund legal counsel) which attend some or all of these meetings.
Q. How does the board consolidation impact the Davis Funds’ investment strategies or fees?
A. The board consolidation will not impact the Davis Funds’ investment strategies or increase their fees.
Q. How many votes am I entitled to cast?
A. Each whole share of the Davis Funds you held as of the close of business on the Record Date (September 30, 2024) is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.
Q. How do I vote my shares?
A. You can vote your shares by mail, Internet, telephone, or by attending the Special Meeting in person. To vote by Internet (24 hours a day) please visit the website address that is listed on your proxy card and follow the on-screen instructions. To vote by telephone (24 hours a day) please call the toll-free number listed on the proxy card and follow the recorded instructions. When voting by Internet or by telephone, you will be required to enter the identifying number that appears on your proxy card(s). You can vote by mail by completing, signing, and dating the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. Proxy cards that are signed and dated, but not completed, will be voted “For” the board consolidation. If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call 1‑800‑279‑0279. You can help reduce shareholder costs by voting promptly. Your vote is important regardless of the number of shares you own. Please take a few minutes to read the enclosed material and vote your shares.
Q. How do I sign the proxy card?
A. When voting by Internet or telephone, you will be required to enter the identifying number that appears on your proxy card. If voting by mail, please complete, sign, and date the proxy card(s). When signing the proxy card(s):
Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.
Joint accounts: Either owner may sign but the name of the person signing should conform exactly to the name shown in the registration.
All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “John Doe, Trustee.”

DAVIS NEW YORK VENTURE FUND, INC.
DAVIS SERIES, INC.
DAVIS VARIABLE ACCOUNT FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on November 29, 2024
October 4, 2024
To the shareholders:
Notice is given that a joint meeting of shareholders (the “Special Meeting”) of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (the “Davis Funds”), Clipper Funds Trust (the “Clipper Fund”), and Selected American Shares Inc. and Selected International Fund, Inc. (the “Selected Funds”), will be held on November 29, 2024, at the offices of Davis Selected Advisers, L.P., 3600 E Hemisphere Loop, Tucson, Arizona 85706, at 8:30 a.m., Mountain Standard time, and at any adjournment or adjournments thereof, for the following purpose: Elect members to the Board of Directors to represent the interests of the holders of shares of the Davis Funds until the election and qualification of their successors.
The Board of Directors recommends that you vote “FOR” the Proposal.
The proposed business cannot be conducted for the Davis Funds at its shareholder meeting unless the required quorum of its shares on September 30, 2024, (the “Record Date”) is present in person or by proxy. Therefore, please mark, sign, date, and return the enclosed proxy card(s) or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use. Please be certain to vote each proxy card you receive. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournment or adjournments thereof.
By order of the Board of Directors of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc.
Lisa Cohen
Secretary
Shareholders are invited to attend the meeting in person. However, you may vote prior to the meeting by telephone, the Internet, or by returning the completed proxy card. Your vote is important no matter how many shares you owned on the Record Date.
Important
You can help the Funds avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed insert; (b) by accessing the Internet website as described in the enclosed insert; or (c) by signing, dating, and returning the proxy card(s) in the enclosed postage-paid envelope.

DAVIS NEW YORK VENTURE FUND, INC.
DAVIS SERIES, INC.
DAVIS VARIABLE ACCOUNT FUND, INC.
PROXY STATEMENT
FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 29, 2024
PROXY STATEMENT
This Proxy Statement is being furnished to shareholders of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively, the “Funds” or the “Davis Funds”) in connection with the solicitation of proxies by, and on behalf of, the Board of Directors for use at a Special Meeting of Shareholders of the Funds and at any adjournments thereof (each a “Special Meeting” or a “Meeting”). The Special Meeting of the Funds will be held on November 29, 2024, at 8:30 a.m. Mountain Standard time, at the offices of Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), 3600 E Hemisphere Loop, Tucson, Arizona 85706.
As more fully described in this Proxy Statement, at the Special Meeting you will be asked to consider and vote upon the following proposal: Elect members to the Board of Directors to represent the interests of the holders of shares of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. until the election and qualification of their successors.
Appendix A contains a list of the Funds.
If there are enough shareholder votes FOR the Proposal by shareholders of ALL participating fund groups (the three Davis Funds, the Clipper Fund, and the two Selected Fund groups), then the Proposal will take effect on January 1, 2025. If there are not enough shareholder votes FOR the Proposal by shareholders of any one of the participating fund groups, then the proposed board consolidation will not occur. Your vote is important no matter how many shares you owned on the Record Date.
The solicitation is being made primarily by the mailing of the Notice of Internet Availability of Proxy Materials and the distribution of this Proxy Statement and the accompanying proxy card on or about October 4, 2024. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means, or by personal interview by representatives of the Funds. In addition, Broadridge may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds. The Funds may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the Funds. The approximate anticipated total cost of these services is detailed in Appendix B. The estimated total cost for Broadridge for this proxy is $395,974.44. Robert Morgenthau (currently a Davis Funds director) and Lawrence Harris (currently a Selected Funds director and Clipper Fund trustee) will each receive severance payments in the amount of $125,000 and $89,250, respectively, in connection with stepping down from their respective roles. 50% of the Broadridge fees will be borne by the Davis Funds, the Clipper Fund, and the Selected Funds and 50% will be borne by the Adviser to the Funds (Davis Selected Advisers, L.P.).
Appendix A lists each Fund’s auditor and fiscal year end. The principal business address of Davis Selected Advisers, L.P., each Fund’s investment adviser, is 3600 E Hemisphere Loop, Tucson, Arizona 85706. Each Fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix C. The principal business address of Davis Distributors, LLC, each Fund’s principal underwriter and distribution agent, is 3600 E Hemisphere Loop, Tucson, Arizona 85706.
If the enclosed proxy is executed and returned or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy, by a Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting.
All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Meeting and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.
One-third of each Fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
Shares of each Fund and class, if applicable, issued and outstanding as of August 31, 2024, are indicated in Appendix D.
Information regarding record and/or beneficial ownership of each Fund and class, as applicable, is included in Appendix E.
Shareholders of record at the close of business on September 30, 2024, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote per share owned and each fractional share is entitled to a proportionate fractional vote.
For a free copy of the Davis Funds’ annual and/or semiannual reports, call the Davis Funds toll-free at 1‑800‑279‑0279, visit Davis Funds’ website at www.davisfunds.com, or write to the Davis Funds c/o State Street Bank and Trust Company, P.O. Box 219197, Kansas City, MO 64121.
VOTE REQUIRED: Approval of the Proposal requires the vote of a plurality of the shares of the Funds present or represented by proxy at the Meeting.

TABLE OF CONTENTS
PROPOSAL: ELECTION OF DIRECTORS
Nominees to the Board
Board Responsibilities and Leadership Structure
Share Ownership
Compensation
Standing Committees
Executive Officers
Independent Auditors
VOTING INFORMATION
General Information
APPENDICES
Exhibit 1-Nominating Committee Charter
Appendix A-Fund/Auditor/Fiscal Year End
Appendix B-Fund/Cost of Proxy
Appendix C-Fund/ Sub-Adviser and Address
Appendix D-Fund/Shares Outstanding at August 31, 2024
Appendix E-Fund/Over 5% Shareholders including Name and Address
Appendix F-Fund/Director-Length of Service
Appendix G-Number of Meetings Based on Fiscal Year End of Board and each Committee
Appendix H-Dollar Range of Shares Owned by each Director
Appendix I-Fund-Director Compensation including Deferred Compensation
Appendix J-Fund-Audit Fees, Related Fees, Tax Fees, Other Fees for Each of Last Two Fiscal Years
Appendix K-Fees Billed by Audit Firm by Fiscal Year End
Appendix L-Non-Audit Fees Billed Over the Last Two Fiscal Years by Corporation
OBTAINING ADDITIONAL INFORMATION ABOUT THE FUNDS
MISCELLANEOUS MATTERS
Other Business
Next Meeting of Shareholders
Delivery to Shareholders Sharing an Address
Legal Matters
Independent Registered Public Accounting Firm

PROPOSAL
ELECTION OF DIRECTORS
Proposal - Elect members to the Board of Directors to represent the interests of the holders of shares of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively, the “Davis Funds”) until the election and qualification of their successors.
The Investment Company Act of 1940, as amended (the “1940 Act”) requires that immediately after filling any vacancy, at least two-thirds of a fund’s board members have been elected by its shareholders.
The board members of the Davis Funds are proposing to consolidate with the board of directors of two other fund groups managed by Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), effective on January 1, 2025. The Proposal contains information relevant to the consideration of nominees for the consolidated board (the “Board”). Shareholders will be asked to vote at the Meeting to elect nine nominees listed below (“Nominees”) as Board members.
Each Nominee so elected will hold office until the Director’s death, resignation, reaching any mandatory retirement age set by the Directors, adjudicated incompetence or other incapacity to perform the duties of the office, or the removal of the Director. At a meeting of the Nominating Committee of the Funds on August 6, 2024, the Board approved the appointment of the nominees listed below as members of the Board subject to their election by the Funds’ shareholders. Thomas Gayner, Samuel Iapalucci, John Gates, Lara Vaughan, Christopher Davis, and Andrew Davis are currently Directors of the Davis Funds, and each has served in such capacity since 2004, 2006, 2007, 2021, 1997, and 1997, respectively. Nominees Katherine MacWilliams, Francisco Borges, Richard O’Brien*, Christopher Davis, and Andrew Davis are currently directors of Clipper/Selected Funds, which consists of three portfolios, managed by Davis Advisors. Nominees Katherine MacWilliams, Francisco Borges, and Richard O’Brien* are not currently serving as Directors of the Davis Funds and were nominated by the current Directors. Each Nominee has consented to being named in this Proxy Statement and has indicated their willingness to serve if elected.
As discussed below and in light of the Davis Funds’, the Clipper Fund’s, and the Selected Funds’ business and structure, the Board considered each nominee’s specific experience, qualifications, attributes, and skills in approving the appointment of such nominee.
Thomas Gayner has been a Director of the Davis Funds for 20 years and has been Chairman of the Board of Directors of the Davis Funds for 15 years. Mr. Gayner serves as CEO and Director of Markel Group (diversified financial holding company). Mr. Gayner also serves as a Director of Graham Holdings Company (educational and media company), Cable ONE Inc. (cable service provider), and The Coca-Cola Company (beverage company).
Samuel Iapalucci has been a Director of the Davis Funds for 18 years. He retired from his role as Executive Vice President and Chief Financial Officer of CH2M HILL Companies, Ltd. (engineering) in 2008.
John Gates has been a Director of the Davis Funds for 17 years. He also serves as Executive Chairman of TradeLane Properties LLC (industrial real estate company) and as Chairman and Chief Executive Officer of PortaeCo LLC (private investment company). Mr. Gates also serves as a Director of Miami Corp. (diversified investment company).
Lara Vaughan has been a Director of the Davis Funds for 3 years. She also serves as Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan, & Company, L.L.C. (investment bank).
Christopher Davis has been a Director of the Davis Funds for 27 years and also serves as President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF Trust, Chairman of Davis Selected Advisers, L.P. (the “Adviser”), and an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC. Mr. Davis also serves as a Director of the Selected Funds, Trustee of the Clipper Fund, the Lead Independent Director of Graham Holdings Co. (educational and media company), a Director of The Coca-Cola Company (beverage company), and a Director of Berkshire Hathaway Inc. (financial services). Mr. Christopher Davis is related to Mr. Andrew Davis.
Andrew Davis has been a Director of the Davis Funds for 27 years and also serves as President or Vice President of each Davis Fund, Selected Fund and Clipper Fund, President of Davis Selected Advisers, L.P. (the “Adviser”), and is an executive officer of certain companies affiliated with the Adviser. Mr. Davis also serves as a Director of the Selected Funds and a Trustee of the Clipper Fund. Mr. Andrew Davis is related to Mr. Christopher Davis.
Katherine MacWilliams has been a Trustee of the Clipper Fund for 10 years and a Director of the Selected Funds for 27 years. She is retired from her previous position as Chief Financial Officer of Caridian BCT Inc. (medical device company).
Francisco Borges has been a Trustee of the Clipper Fund for 10 years and a Director of the Selected Funds for 18 years. He also serves as Chairman and Head of Secondaries, Ares Management Corp. (global alternative investment manager), and was Chairman and Managing Partner of Landmark Partners, LLC (private equity firm) from 1999 until 2021. Mr. Borges also serves as Chairman and Trustee of John S. and James L. Knight Foundation, Chairman/Director of Assured Guaranty Ltd. (financial guaranty insurance business), Trustee of Millbrook School, and Director of Hartford Healthcare (healthcare network).
Richard O’Brien* has been a Trustee of the Clipper Fund for 10 years and a Director of the Selected Funds for 28 years. Mr. O’Brien is retired from his previous position as Corporate Economist at HP Inc.
*          Richard O’Brien will retire on December 31, 2025.
Nominees to the Board
Information about the Nominees, including their business addresses, ages, principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the tables below. All Nominees, except Christopher Davis and Andrew Davis, are considered “independent” as none is an “interested person” of the Funds as that term is defined in Section 2(a)(19) of the 1940 Act. Christopher Davis and Andrew Davis, who are brothers, are considered “interested persons” of the Funds because of their positions with the Adviser.

Name, Address, and Age	Position(s) Held with Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee*	Other Directorships Held by Nominee During the Last Five Years
Independent Directors:
John S. Gates, Jr. (71) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Director	Director since 2007	Executive Chairman, TradeLane Properties LLC (industrial real estate company); Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	16	Director, Miami Corp. (diversified investment company).
Thomas S. Gayner (62) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Director	Director since 2004; Chairman since 2009	CEO and Director, Markel Group (diversified financial holding company).	16	Director, Graham Holdings Company (educational and media company); Director, Cable ONE Inc. (cable service provider); Director, The Coca-Cola Company (beverage company).
Samuel H. Iapalucci (72) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	16	None
Lara N. Vaughan (55) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Director	Director since 2021	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan, & Company, L.L.C. (investment bank).	16	None
Francisco Borges (72) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Nominee	N/A	Chairman and Head of Secondaries, Ares Management Corp. (global alternative investment manager) since 2021; Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) from 1999 until 2021.	16
Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.; Chairman and Trustee, John S. and James L. Knight Foundation; Chairman/Director, Assured Guaranty Ltd. (financial guaranty insurance business); Trustee, Millbrook School; Director, Hartford Healthcare (healthcare network).

Katherine MacWilliams (68) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Nominee	N/A	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company).	16	Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.
Richard O’Brien (79) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Nominee	N/A	Retired; Corporate Economist, HP Inc.	16	Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.
Interested Directors:
Andrew Davis (61) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund and Clipper Fund; President, Davis Selected Advisers, L.P. (the “Adviser”), and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.
Christopher Davis (59) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF Trust; Chairman, Davis Selected Advisers, L.P. (the “Adviser”), and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.; Lead Independent Director, Graham Holdings Co. (educational and media company); Director, The Coca-Cola Company (beverage company); Director, Berkshire Hathaway Inc. (financial services).

*
The “Fund Complex” consists of the following registered open-end management investment companies managed by Davis Advisors: Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected International Fund, Inc., and Clipper Funds Trust.

Board Responsibilities and Leadership Structure
The Funds’ board supervises the business and management of the Funds. The board establishes the Fund policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds, the Adviser, and certain other service providers. The board approves all significant agreements between the Funds and those companies that furnish services to the Funds. The board members are elected and serve until their successors are elected and qualified. The majority of the Funds’ current board members qualify as persons who are not “interested persons” under the 1940 Act (“Independent Directors”). In the event that all the nominees are added to the Board composition, 78% of the Funds’ Board would be comprised of Independent Directors. The Chairman, who is not an interested person of any of the Funds, presides at meetings of the board and may call meetings of the board and any board committee whenever he deems it necessary. The Chair may act as a liaison with the Funds’ management, officers, attorneys, and other board members generally between meetings. The Chair may perform such other functions as may be requested by the board from time to time. The board has designated a number of standing committees as further described below, each of which has a Chair. The board also may designate working groups or ad hoc committees as it deems appropriate. The board believes that this leadership structure is appropriate because it allows the board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of board members and the full board in a manner that enhances effective oversight. The board believes that having a majority of Independent Directors is appropriate and in the best interest of each Fund’s shareholders. The leadership structure of the board may be changed at any time and at the discretion of the board, including in response to changes in circumstances or the characteristics of the Funds.
Share Ownership
As of August 31, 2024, the Nominees and the executive officers of the Davis Funds beneficially owned individually and collectively as a group approximately the following percentage of outstanding shares of the respective Funds (shown in the table below):
Fund	Percentage
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund	0.44%
Davis Research Fund	0.51%
Davis Global Fund	0.79%
Davis International Fund	1.19%
DAVIS SERIES, INC.
Davis Opportunity Fund	2.50%
Davis Financial Fund	5.04%
Davis Balanced Fund	1.51%
Davis Real Estate Fund	12.88%
Davis Government Bond Fund	3.03%
Davis Government Money Market Fund	6.04%
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio	0.00%
Davis Financial Portfolio	0.00%
Davis Real Estate Portfolio	0.00%
Compensation
During the Funds’ respective fiscal year ends ended October 31, 2023, December 31, 2023, or July 31, 2024, the Davis Funds’ Board of Directors met four times. It is expected that the Board of Directors will meet at least quarterly at regularly scheduled meetings. Each incumbent Director attended at least 75% of the meetings of the Davis Funds held during the last fiscal year, including the meetings of the Davis Funds’ standing committees on which such Director was a member. Independent Directors of the Davis Funds receive an aggregate annual retainer of $125,000 from the Davis Funds for service on the Davis Funds’ board. In addition to the base annual retainer, the Audit Committee Chair receives an additional $3,600. Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. At the completion of the board consolidation, total compensation for all Directors combined is expected to be $878,600.*As a result of consolidating the Board and reducing per Fund costs of the Board, it is anticipated that the costs of director compensation for each Fund will decrease. The Directors reevaluate compensation on an annual basis. The following table sets forth Director compensation for the fiscal year ending Funds’ respective fiscal year ends ended October 31, 2023, December 31, 2023, or July 31, 2024, (a list of each fund’s fiscal year end can be found in Appendix A).
*
$878,600 is anticipated for the first year. As Richard O’Brien is retiring on December 31, 2025, and assuming the anticipated compensation does not change, then the anticipated compensation starting in 2026 is $753,600.

	Aggregate Compensation from Davis New York Venture Fund, Inc.**	Pension or Retirement Benefits Accrued as Part of Davis New York Venture Fund, Inc. Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis New York Venture Fund, Inc. Paid to Directors
Independent Directors
John Gates	$68,481	N/A	N/A	$68,481
Thomas Gayner**	$68,481	N/A	N/A	$68,481
Samuel Iapalucci	$68,481	N/A	N/A	$68,481
Lara Vaughan**	$68,481	N/A	N/A	$68,481
Marsha Williams*	$70,456	N/A	N/A	$70,456
Robert Morgenthau*	$68,481	N/A	N/A	$68,481
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation includes voluntary deferred compensation as follows: Thomas Gayner, $68,481; Lara Vaughan, $34,240.

	Aggregate Compensation from Davis Series, Inc.**	Pension or Retirement Benefits Accrued as Part of Davis Series, Inc. Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Series, Inc. Paid to Directors
Independent Directors
John Gates	$41,460	N/A	N/A	$41,460
Thomas Gayner**	$41,460	N/A	N/A	$41,460
Samuel Iapalucci	$41,460	N/A	N/A	$41,460
Lara Vaughan**	$41,460	N/A	N/A	$41,460
Marsha Williams*	$42,660	N/A	N/A	$42,660
Robert Morgenthau*	$41,460	N/A	N/A	$41,460
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation includes voluntary deferred compensation as follows: Thomas Gayner, $38,549; Lara Vaughan, $19,275.

	Aggregate Compensation from Davis Variable Account Fund, Inc.**	Pension or Retirement Benefits Accrued as Part of Davis Variable Account Fund, Inc. Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Variable Account Fund, Inc. Paid to Directors
Independent Directors
John Gates	$15,660	N/A	N/A	$15,660
Thomas Gayner**	$15,660	N/A	N/A	$15,660
Samuel Iapalucci	$15,660	N/A	N/A	$15,660
Lara Vaughan **	$15,660	N/A	N/A	$15,660
Marsha Williams*	$16,100	N/A	N/A	$16,100
Robert Morgenthau*	$15,660	N/A	N/A	$15,660
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation includes voluntary deferred compensation as follows: Thomas Gayner, $15,660; Lara Vaughan, $7,830.

Standing Committees
Audit Committee. The Davis Funds have a separately designated Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel Iapalucci; Robert Morgenthau; and Lara Vaughan). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. Appendix G sets forth the number of committee meetings held during each Fund’s last fiscal year.
The Board of Directors has determined that Marsha Williams* is the Funds’ Independent Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the 1940 Act. In their deliberations, the Board of Directors considered Ms. Williams’ (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
*
Marsha Williams is retiring on December 31, 2024, and will not join the proposed consolidated Board. Katherine MacWilliams is set to become the Independent Audit Committee Financial Expert for the proposed consolidated Board, and she currently serves this function for the Clipper Fund and Selected Funds board.

Nominating Committee. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Thomas Gayner, Chair; and Marsha Williams). The Fund Board has adopted a written Nominating Committee Charter, as shown in Exhibit 1. Appendix G sets forth the number of committee meetings held during each Fund’s last fiscal year.
Brokerage Committee. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (John Gates Jr., Chair; and Thomas Gayner), which meets as often as deemed appropriate by the Brokerage Committee. Appendix G sets forth the number of committee meetings held during each Fund’s last fiscal year.
Executive Officers
Officers of the Davis Funds are elected by the board to oversee the day-to-day activities of the Funds. The following persons are currently executive officers of the Davis Funds.
Name and year of birth	Position	Term of office and length of service	Principal occupation during past five years
Christopher Davis 1965	President	Since 1997
President or Vice President of the Davis Funds (consisting of thirteen portfolios), the Selected Funds (consisting of two portfolios), Davis Fundamental ETF Trust (consisting of four portfolios), and the Clipper Fund (consisting of one portfolio); Chairman, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.

Andrew Davis 1963	Vice President	Since 1997
President or Vice President of the Davis Funds (consisting of thirteen portfolios), the Selected Funds (consisting of two portfolios), and the Clipper Fund (consisting of one portfolio); President, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser.

Kenneth Eich 1953	Executive Vice President and Principal Executive Officer	Since 1997
Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of thirteen portfolios), the Selected Funds (consisting of two portfolios), and the Clipper Fund (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas Haines 1971	Vice President, Treasurer, Chief Financial Officer, and Principal Accounting Officer	Since 2004
Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of thirteen portfolios), the Selected Funds (consisting of two portfolios), the Clipper Fund (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Michaela McLoughry 1981	Vice President and Chief Compliance Officer	Since 2023
Vice President and Chief Compliance Officer of the Davis Funds (consisting of thirteen portfolios), the Selected Funds (consisting of two portfolios), the Clipper Fund (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser. Prior to assuming these positions, Ms. McLoughry spent close to 18 years in the Fund Accounting department at Davis Selected Advisers, L.P.

Lisa Cohen 1989	Vice President and Secretary	Since 2021
Vice President and Secretary of the Davis Funds (consisting of thirteen portfolios), the Selected Funds (consisting of two portfolios), the Clipper Fund (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser. Prior to assuming these positions, Ms. Cohen worked for Honeywell International, Inc. (01/2020-06/2021) and as an attorney at Davis Selected Advisers, L.P. (12/2015-01/2020).

Independent Auditors
The firm of KPMG LLP (“KPMG”) has been selected as the Independent Registered Public Accounting Firm of the Davis Funds for each Fund’s respective fiscal year ending December 31, 2024, July 31, 2025, or October 31, 2025, and has acted in the same capacity for the fiscal years ending December 31, 2023, July 31, 2024, or October 31, 2024, as applicable. The Funds’ Annual Reports for 2023 and 2024, as applicable, are publicly available. The Audit Committee and board of each Fund Complex have selected KPMG to serve as auditors of the Fund Complexes. Representatives of KPMG are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
KPMG has confirmed to the Audit Committee of the Davis Funds that it is an independent auditing firm with respect to the Funds.
Fees and Services
Appendix J presents fees billed by KPMG LLP in each of the last two fiscal years for services rendered to the Funds.
Appendix K presents fees billed by KPMG LLP that were required to be approved by the Funds’ Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fund Service Providers.
Appendix L presents the aggregate non-audit fees billed by KPMG LLP for services rendered to the Funds and any Fund Service Provider for each of the last two fiscal years of the Funds.
The Davis Funds’ Audit Committee Charter requires pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided to the Davis Funds by KPMG, including fees. KPMG did not provide any services to Davis Selected Advisers, L.P., the Davis Funds’ investment adviser, for the 2022 or 2023 fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.
VOTING INFORMATION
General Information
This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of Directors of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively, the “Davis Funds”), to solicit your vote for the election of new Board members of the Davis Funds. The Special Meeting will be held at the offices of Davis Selected Advisers, L.P., 3600 E Hemisphere Loop, Tucson, Arizona 85706, on November 29, 2024, at 8:30 a.m. Mountain Standard time.
You may vote in one of four ways:
•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	via the Internet at the web address printed on your proxy ballot;
•	call the toll-free telephone number printed on your proxy ballot; or
•	attend the Special Meeting in person.
PLEASE NOTE THAT, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.
You may revoke a proxy once it is given. If you want to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the Davis Funds. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.
Only shareholders of record on September 30, 2024, (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Shares of each fund and class, if applicable, issued and outstanding as of August 31, 2024, are indicated in Appendix D. Each whole share of the Davis Funds held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote at the Davis Funds’ Special Meeting.
Proposal - Election of Directors.
Election of a Director requires the vote of a plurality of shares of the Davis Funds voted in person or by proxy at the Meeting.
If a quorum of a Davis Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement with respect to a Davis Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for the Davis Funds to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Davis Funds may be transacted at any such adjourned session(s) at which a quorum is present. The Davis Funds’ Special Meeting may be adjourned from time to time by a majority of the votes of the Davis Funds properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, and the Special Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote in favor of the proposal if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct the persons named in the proxy to vote against the proposal. The votes may be counted and proposals approved at a Special Meeting for the Davis Funds, including a meeting after adjournment.
All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).
Abstentions and broker non-votes will be treated as shares voted against the proposal. Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Davis Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Davis Funds may also request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.
Approval of the proposal will occur only if a sufficient number of votes are cast “FOR” the proposal.

EXHIBIT 1
Nominating Committee Charter
Davis Funds
December 11, 2007

1.
The Nominating Committee (the “Committee”) shall be composed entirely of Independent Directors. The members of the Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chairperson is appointed by the Board, the members of the Committee shall designate a Chairperson by majority vote.

2.	The purposes of the Committee are:
a.	to review, select and nominate persons to serve as members of the Board of Directors;
b.	to review and make recommendations concerning the compensation of the Independent Directors;
c.	to review compliance with the fund governance standards under the Investment Company Act of 1940; and
d.	to review the committee structure and make recommendations on changes in committees and committee powers.
The Committee may also have additional purposes, duties and powers as deemed appropriate by the Board.
3.	To carry out its purposes, duties and powers, the Committee shall:
a.
i.          Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of Independent Director skills and characteristics. The specific talents that the Committee seeks in a candidate depend upon the Boards’ needs at the time a vacancy occurs. Generally, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally.
ii.
Identify, screen, select and nominate director candidates for election to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser and by any shareholder (see paragraph 8 below). However, the selection and nomination of candidates for submission to the Board shall be made exclusively by the Committee.

iii.	Periodically review the Funds’ stated retirement and investment policies for its Directors, and adherence with such policies.
iv.
With the assistance of Fund counsel, review information relating to positions, transactions and relationships that could reasonably bear on the independence of Directors or raise concerns regarding potential conflicts of interest involving Directors.

b.
Review Independent Director compensation at least every two years, and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Director compensation recommendations may take into account the size and number of the Funds, the performance of the Funds, the demands placed on the Independent Directors, the practices of other mutual fund groups, the need to attract and retain qualified Independent Directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

c.
With the assistance of Fund counsel, review compliance by the Funds with the fund governance standards under the rules of the 1940 Act, including review of any policies and procedures designed to ensure compliance with the fund governance standards.

d.
In consultation with the Chairperson of the Board, review at least annually the committee structure of the Funds and make recommendations concerning any changes in committees and committee powers. The Committee shall, in conjunction with the Chairperson of the Board, coordinate the Board’s annual review of the performance of the Board and its committees, including a consideration of the committee structure of the Board and the number of funds on whose boards each Director serves. The Committee shall also encourage attendance by Independent Directors at educational seminars, conferences or similar meetings organized for or of particular interest to Fund Directors, and to review compensation and expense policies regarding such attendance.

4.	In addition to its substantive purposes, duties and responsibilities, the Committee shall:
a.	Report its significant activities to the Board and make such recommendations with respect to the foregoing matters as the Committee may deem necessary or appropriate.
b.
Have the resources and authority appropriate to investigate any other matter brought to its attention within the scope of its duties and, in its discretion, to retain special advisers or experts to advise the Committee, which may be at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

c.	Maintain minutes of its meetings.
5.	The Committee shall meet on a regular basis, but at least once annually, and is empowered to hold special meetings as circumstances require.
6.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.
7.
For purposes of this Charter, a Director shall be deemed to be independent if he or she (1) is not an “interested person” of the Funds, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), (2) has not accepted any consulting, advisory or other compensatory fee from the Funds except for services as a Director and (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

8.
Shareholders may submit to the Committee recommendations regarding potential Board member nominees. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds at the Funds’ primary business address. In order for the Committee to consider shareholder submissions, the following information and requirements should be furnished or satisfied:

a.	the shareholder’s contact information and number of shares of the Funds beneficially owned by the shareholder;
b.	the nominee’s contact information and the number of shares of the Funds beneficially owned by the nominee;
c.
all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A of the Securities Exchange Act and in the Funds’ registration statement and applicable public filings; and

d.
a letter executed by the nominee, stating his or her intention to serve as a nominee, consent to be identified in the Funds’ public filings if nominated by the Committee and the Board, and acknowledgement that the nominee satisfies all qualifications provided in each Fund’s organizational documents and under applicable law (including qualification as an Independent Director under the 1940 Act and its rules, if applicable).

It shall be in the Secretary’s sole discretion whether to seek corrections of a deficient submission prior to forwarding a shareholder’s submission to the Committee’s chairperson.
9.
In the event that the Chairperson of the Funds is not an Independent Director under paragraph 7 of this Charter, the Independent Directors shall elect a Lead Independent Director of the Funds. Any Lead Independent Director shall:

a.	preside over executive sessions of the Independent Directors of the Funds;
b.	facilitate communication between the Independent Directors and management, and among the Independent Directors; and
c.	have such other responsibilities as the Board or Independent Directors shall determine.

Appendix A
Lists of Funds, Fund auditors, and most recent fiscal year ends.
Fund	Auditor	Fiscal Year End
DAVIS NEW YORK VENTURE FUND, INC.	KPMG LLP
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund		7/31/2024 7/31/2024 10/31/2023 10/31/2023
DAVIS SERIES, INC.	KPMG LLP
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund		12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023
DAVIS VARIABLE ACCOUNT FUND, INC.	KPMG LLP
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio		12/31/2023 12/31/2023 12/31/2023

Appendix B
Estimated aggregate costs for services to be provided by Broadridge are stated below.
Fund	Estimated aggregate cost for this proxy to utilize Broadridge
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	$102,054.22 $1,071.59 $12,239.82 $2,267.15
DAVIS SERIES, INC.
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	$14,706.65 $2,426.82 $3,860.68 $8,740.52 $1,445.74 $269.95
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	$1,600.14 $844.51 $140.34
The estimated total cost for Broadridge for this proxy is $395,974.44 for the Fund Complex. Robert Morgenthau (currently a Davis Funds director) and Lawrence Harris (currently a Selected Funds director and Clipper Fund trustee) will each receive severance payments in the amount of $125,000 and $89,250 respectively, in connection with stepping down from their respective roles.
50% of the Broadridge fees will be borne by the Funds and 50% will be borne by the Adviser to the Funds (Davis Selected Advisers, L.P.).

Appendix C
Each Fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.
Fund	Sub-Adviser	Address
DAVIS NEW YORK VENTURE FUND, INC .	Davis Selected Advisers-NY, Inc.
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund		620 5th Ave, 3rd Floor New York, NY 10020
DAVIS SERIES, INC.	Davis Selected Advisers-NY, Inc.
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund		620 5th Ave, 3rd Floor New York, NY 10020
DAVIS VARIABLE ACCOUNT FUND, INC.	Davis Selected Advisers-NY, Inc.
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio		620 5th Ave, 3rd Floor New York, NY 10020

Appendix D
Information regarding the number of shares of each Fund and class, as applicable, of each Fund issued and outstanding is provided below.
Fund	Number of shares outstanding as of August 31, 2024
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund	Class A – 165,426,018 Class B – 139,122 Class C – 3,995,834 Class R – 2,115,155 Class Y – 59,229,798
Davis Research Fund	Class A – 2,217,514
Davis Global Fund	Class A – 6,556,005 Class C – 1,350,262 Class Y – 20,020,375
Davis International Fund	Class A – 1,405,449 Class C – 369,318 Class Y – 10,730,843
DAVIS SERIES, INC.
Davis Financial Fund	Class A – 7,435,517 Class C – 929,144 Class Y – 6,886,726
Davis Real Estate Fund	Class A – 1,933,654 Class C – 23,657 Class Y – 1,639,175
Davis Balanced Fund	Class A – 2,120,604 Class C – 42,378 Class Y – 1,936,296
Davis Opportunity Fund	Class A – 7,256,286 Class C – 332,995 Class Y – 5,447,250
Davis Government Money Market Fund	Class A – 104,977,288 Class C – 1,101,108 Class Y – 4,258,849
Davis Government Bond Fund	Class A – 3,077,102 Class C – 107,295 Class Y – 258,704
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio	14,196,656
Davis Financial Portfolio	3,533,919
Davis Real Estate Portfolio	609,844

Appendix E
To the knowledge of the Funds, substantial (5% or more) record and/or beneficial ownership of each Fund or class on August 31, 2024, was as follows:
Fund	Owner name	City	State	Ownership %
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund
Class A	Morgan Stanley Smith Barney LLC	New York	NY	11.85%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	11.23%
	Wells Fargo Clearing Services LLC	St. Louis	MO	8.42%
	Charles Schwab & Co. Inc.	San Francisco	CA	8.06%
	Pershing LLC	Jersey City	NJ	6.68%
Class B	LPL Financial	San Diego	CA	19.35%
	Rosemary P Ellement TOD	Cedar Lake	IN	6.19%
	UMB Bank NA Cust IRA FBO Holverson	Orland Park	IL	5.51%
	Fred E Kogler TOD	Chicago	IL	5.37%
Class C	Morgan Stanley Smith Barney LLC	New York	NY	15.94%
	Wells Fargo Clearing Services LLC	St. Louis	MO	12.81%
	Raymond James	St. Petersburg	FL	11.60%
	Pershing LLC	Jersey City	NJ	10.97%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	8.46%
	RBC Capital Markets Corporation	Minneapolis	MN	5.27%
	LPL Financial	San Diego	CA	5.25%
	Charles Schwab & Co. Inc.	San Francisco	CA	5.06%
Class R	Hartford Life Insurance Co.	Hartford	CT	14.25%
	Voya Retirement Insurance & Annuity Co.	Windsor	CT	13.00%
	Empower Trust	Greenwood Village	CO	11.97%
	Empower Annuity Insurance	Greenwood Village	CO	11.06%
	State Street Bank & Trust Co.	Boston	MA	10.44%
Class Y	Morgan Stanley Smith Barney LLC	New York	NY	18.87%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	11.72%
	Wells Fargo Clearing Services LLC	St. Louis	MO	9.95%
	UBS WM USA	Weehawken	NJ	9.33%
	Raymond James	St. Petersburg	FL	7.34%
	Charles Schwab & Co. Inc.	San Francisco	CA	5.90%
	Pershing LLC	Jersey City	NJ	5.25%
	LPL Financial	San Diego	CA	5.08%
Davis Research Fund
Class A	Davis Selected Advisers, LP.	Tucson	AZ	98.54%
Davis Global Fund
Class A	Morgan Stanley Smith Barney LLC	New York	NY	18.88%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	15.03%
	UBS WM USA	Weehawken	NJ	10.82%
	Charles Schwab & Co. Inc.	San Francisco	CA	6.55%
	Wells Fargo Clearing Services LLC	St. Louis	MO	6.38%
	Pershing LLC	Jersey City	NJ	5.43%
Class C	UBS WM USA	Weehawken	NJ	16.17%
	Morgan Stanley Smith Barney LLC	New York	NY	14.33%
	Wells Fargo Clearing Services LLC	St. Louis	MO	12.78%
	Raymond James	St. Petersburg	FL	11.86%
	Charles Schwab & Co. Inc.	San Francisco	CA	11.46%
	Pershing LLC	Jersey City	NJ	8.19%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	6.58%
	American Enterprise Investment Services	Minneapolis	MN	5.99%
	LPL Financial	San Diego	CA	5.19%
Class Y	Davis Selected Advisers, L.P.	Tucson	AZ	18.89%
	Morgan Stanley Smith Barnes LLC	New York	NY	18.26%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	9.96%
	Charles Schwab & Co. Inc.	San Francisco	CA	9.31%
	Pershing LLC	Jersey City	NJ	7.42%
	RBC Capital Markets Corporation	Minneapolis	MN	6.96%
	UBS WM USA	Weehawken	NJ	5.78%
	LPL Financial	San Diego	CA	5.19%
Davis International Fund
Class A	Wells Fargo Clearing Services LLC	St. Louis	MO	11.15%
	Morgan Stanley Smith Barney LLC	New York	NY	11.06%
	Danton G Goei	New York	NY	9.83%
	Christopher C. Davis	New York	NY	8.71%
	Charles Schwab & Co. Inc.	San Francisco	CA	7.23%
	Raymond James	St. Petersburg	FL	5.87%
Class C	Wells Fargo Clearing Services LLC	St. Louis	MO	16.80%
	Morgan Stanley Smith Barney LLC	New York	NY	15.61%
	UBS WM USA	Weehawken	NJ	15.51%
	Raymond James	St. Petersburg	FL	13.91%
	RBC Capital Markets Corporation	Minneapolis	MN	11.06%
	Pershing LLC	Jersey City	NJ	10.33%
	Charles Schwab & Co. Inc.	San Francisco	CA	7.80%
Class Y	Davis Selected Advisers, LP.	Tucson	AZ	74.38%
	Wells Fargo Clearing Services LLC	St. Louis	MO	6.16%
DAVIS SERIES, INC.
Davis Financial Fund
Class A	Charles Schwab & Co. Inc.	San Francisco	CA	13.77%
	UBS WM USA	Weehawken	NJ	13.76%
	Wells Fargo Clearing Services LLC	St. Louis	MO	9.67%
	Morgan Stanley Smith Barney LLC	New York	NY	9.30%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	8.74%
	Pershing LLC	Jersey City	NJ	6.42%
Class C	Morgan Stanley Smith Barney LLC	New York	NY	15.62%
	Pershing LLC	Jersey City	NJ	15.40%
	Wells Fargo Clearing Services LLC	St. Louis	MO	15.32%
	LPL Financial	San Diego	CA	12.51%
	Raymond James	St. Petersburg	FL	7.91%
	Charles Schwab & Co. Inc.	San Francisco	CA	7.13%
Class Y	Morgan Stanley Smith Barney LLC	New York	NY	17.12%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	11.78%
	Davis Selected Advisers, LP.	Tucson	AZ	11.04%
	Charles Schwab & Co. Inc.	San Francisco	CA	8.88%
	Pershing LLC	Jersey City	NJ	8.21%
	American Enterprise Investment Services	Minneapolis	MN	6.91%
	Wells Fargo Clearing Services LLC	St. Louis	MO	5.80%
Davis Real Estate Fund
Class A	Christopher Davis	New York	NY	12.97%
	Morgan Stanley Smith Barney LLC	New York	NY	8.14%
	Charles Schwab & Co. Inc.	San Francisco	CA	8.12%
	J.P. Morgan Securities LLC	Brooklyn	NY	7.78%
	Pershing LLC	Jersey City	NJ	7.03%
	Wells Fargo Clearing Services LLC	St. Louis	MO	5.73%
Class C	LPL Financial	San Diego	CA	58.34%
	Wells Fargo Clearing Services LLC	St. Louis	MO	17.63%
	Morgan Stanley Smith Barney LLC	New York	NY	7.37%
	Pershing LLC	Jersey City	NJ	5.73%
	Mid Atlantic Trust Co.	Pittsburgh	PA	5.03%
Class Y	Davis Selected Advisers, LP.	Tucson	AZ	29.15%
	UBS WM USA	Weehawken	NJ	20.98%
	American Enterprise Investment Services	Minneapolis	MN	13.99%
	National Financial Services LLC	Jersey City	NJ	5.67%
Davis Balanced Fund
Class A	Wells Fargo Clearing Services LLC	St. Louis	MO	10.72%
	Morgan Stanley Smith Barney LLC	New York	NY	10.40%
	Edward D. Jones & Co.	St. Louis	MO	8.94%
	Pershing LLC	Jersey City	NJ	8.71%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	8.12%
	UBS WM USA	Weehawken	NJ	8.09%
	Charles Schwab & Co. Inc.	San Francisco	CA	7.49%
Class C	Wells Fargo Clearing Services LLC	St. Louis	MO	16.46%
	LPL Financial	San Diego	CA	13.65%
	Charles Schwab & Co. Inc.	San Francisco	CA	13.57%
	RBC Capital Markets Corporation	Minneapolis	MN	13.01%
	Pershing LLC	Jersey City	NJ	8.85%
	Raymond James	St. Petersburg	FL	6.82%
	UBS WM USA	Weehawken	NJ	6.54%
Class Y	Davis Selected Advisers, LP.	Tucson	AZ	63.08%
	Raymond James	St. Petersburg	FL	10.48%
	RBC Capital Markets Corporation	Minneapolis	MN	5.96%
Davis Opportunity Fund
Class A	Morgan Stanley Smith Barney LLC	New York	NY	13.87%
	Charles Schwab & Co. Inc.	San Francisco	CA	10.76%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	7.93%
	Wells Fargo Clearing Services LLC	St. Louis	MO	7.73%
	Pershing LLC	Jersey City	NJ	7.04%
Class C	Wells Fargo Clearing Services LLC	St. Louis	MO	25.25%
	UBS WM USA	Weehawken	NJ	19.00%
	Pershing LLC	Jersey City	NJ	15.28%
	Morgan Stanley Smith Barney LLC	New York	NY	8.73%
	Charles Schwab & Co. Inc.	San Francisco	CA	7.98%
Class Y	Davis Selected Advisers, LP.	Tucson	AZ	35.85%
	Morgan Stanley Smith Barney LLC	New York	NY	14.89%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	5.60%
	Charles Schwab & Co. Inc.	San Francisco	CA	5.32%
	UBS WM USA	Weehawken	NJ	5.20%
Davis Government Money Market Fund
Class A	Davis Selected Advisers, LP.	Tucson	AZ	29.23%
	Davis Selected Advisers NY, Inc.	Tucson	AZ	11.42%
	State Street Bank & Trust Co.	Boston	MA	11.35%
Class C	Morgan Stanley Smith Barney LLC	New York	NY	36.52%
	John F Bushey	Ashburn	VA	8.59%
	Wells Fargo Clearing Services LLC	St. Louis	MO	8.11%
	UBS WM USA	Weehawken	NJ	6.14%
Class Y	National Financial Services LLC	Jersey City	NJ	92.60%
	State Street Bank & Trust Co.	Boston	MA	5.00%
Davis Government Bond Fund
Class A	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	19.72%
	Wells Fargo Clearing Services LLC	St. Louis	MO	10.06%
	Pershing LLC	Jersey City	NJ	8.08%
	LPL Financial	San Diego	CA	7.09%
	Edward D. Jones & Co.	St. Louis	MO	5.37%
	Charles Schwab & Co. Inc.	San Francisco	CA	5.09%
Class C	LPL Financial	San Diego	CA	33.10%
	Raymond James	St. Petersburg	FL	32.48%
	Pershing LLC	Jersey City	NJ	29.45%
Class Y	National Financial Services LLC	Jersey City	NJ	59.78%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville	FL	12.77%
	Raymond James	St. Petersburg	FL	7.81%
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio	Transamerica Life Insurance Company	Cedar Rapids	IA	55.52%
	Pruco Life Insurance Co. of Arizona	Newark	NJ	15.59%
	Annuity Investors Life Insurance Company	Cincinnati	OH	7.90%
	Nationwide Insurance Company	Columbus	OH	6.73%
Davis Financial Portfolio	Allianz Life Insurance Company of North America	Minneapolis	MN	62.30%
	Nationwide Insurance Company	Columbus	OH	14.43%
Davis Real Estate Portfolio	Guardian Insurance & Annuity Co. Inc.	Bethlehem	PA	95.87%

Appendix F
The following chart lists the lengths of service of each current Board member of each Fund.
Fund	Director	Independent or Interested	Director Year
DAVIS NEW YORK VENTURE FUND, INC. Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	Thomas Gayner Samuel Iapalucci John Gates Lara Vaughan Marsha Williams Robert Morgenthau Christopher Davis Andrew Davis	Independent Independent Independent Independent Independent Independent Interested Interested	2004 2006 2007 2021 1999 2002 1997 1997
DAVIS SERIES, INC. Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	Thomas Gayner Samuel Iapalucci John Gates Lara Vaughan Marsha Williams Robert Morgenthau Christopher Davis Andrew Davis	Independent Independent Independent Independent Independent Independent Interested Interested	2004 2006 2007 2021 1999 2002 1997 1997
DAVIS VARIABLE ACCOUNT FUND, INC. Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	Thomas Gayner Samuel Iapalucci John Gates Lara Vaughan Marsha Williams Robert Morgenthau Christopher Davis Andrew Davis	Independent Independent Independent Independent Independent Independent Interested Interested	2004 2006 2007 2021 1999 2002 1999 1999

Appendix G
The following table provides the number of meetings the Board and each standing committee held during each of the fiscal year ends listed in the table. See Appendix A for each Fund’s fiscal year end.
Fund	Fiscal year end	Board of Directors	Audit Committee	Nominating Committee	Brokerage Committee
DAVIS NEW YORK VENTURE FUND, INC.		4	4	1	1
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	7/31/2024 7/31/2024 10/31/2023 10/31/2023
DAVIS SERIES, INC.		4	4	1	1
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023
DAVIS VARIABLE ACCOUNT FUND, INC.		4	4	1	1
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	12/31/2023 12/31/2023 12/31/2023

Appendix H
Information regarding nominee and Director ownership of Fund shares as of August 31, 2024, is provided below.
Total Invested in All Funds*
Independent Nominees
John Gates	over $100,000
Thomas Gayner	over $100,000
Samuel Iapalucci	over $100,000
Lara Vaughan	over $100,000
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	over $100,000
Christopher Davis	over $100,000
* “Total Invested in All Funds” is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected
Advisers, L.P. This includes the Davis Funds for all Directors, and also the Selected
Funds and the Clipper Fund for Andrew Davis and Christopher Davis.

Dollar Range of Shares in Davis Financial Fund
Independent Nominees
John Gates	None
Thomas Gayner	over $100,000
Samuel Iapalucci	None
Lara Vaughan	$10,001-$50,000
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	over $100,000
Christopher Davis	over $100,000

Dollar Range of Shares in Davis Real Estate Fund
Independent Nominees
John Gates	None
Thomas Gayner	over $100,000
Samuel Iapalucci	None
Lara Vaughan	$1-$10,000
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	over $100,000
Christopher Davis	over $100,000

Dollar Range of Shares in Davis Opportunity Fund
Independent Nominees
John Gates	None
Thomas Gayner	over $100,000
Samuel Iapalucci	None
Lara Vaughan	$10,001-$50,000
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	over $100,000

Dollar Range of Shares in Davis Balanced Fund
Independent Nominees
John Gates	None
Thomas Gayner	$10,001-$50,000
Samuel Iapalucci	over $100,000
Lara Vaughan	$10,001-$50,000
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	over $100,000

Dollar Range of Shares in Davis Government Money Market Fund
Independent Nominees
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Francisco Borges	None
Katherine MacWilliams	over $100,000
Richard O’Brien	None
Interested Nominees
Andrew Davis	$1-$10,000
Christopher Davis	over $100,000

Dollar Range of Shares in Davis Government Bond Fund
Independent Nominees
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	None

Dollar Range of Shares in Davis New York Venture Fund
Independent Nominees
John Gates	over $100,000
Thomas Gayner	over $100,000
Samuel Iapalucci	over $100,000
Lara Vaughan	over $100,000
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	over $100,000
Christopher Davis	over $100,000

Dollar Range of Shares in Davis Research Fund
Independent Nominees
John Gates	None
Thomas Gayner	over $100,000
Samuel Iapalucci	None
Lara Vaughan	$1-$10,000
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	None

Dollar Range of Shares in Davis Global Fund
Independent Nominees
John Gates	None
Thomas Gayner	over $100,000
Samuel Iapalucci	None
Lara Vaughan	$1-$10,000
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	over $100,000
Christopher Davis	over $100,000

Dollar Range of Shares in Davis International Fund
Independent Nominees
John Gates	None
Thomas Gayner	over $100,000
Samuel Iapalucci	None
Lara Vaughan	None
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	over $100,000

Dollar Range of Shares in Davis Equity Portfolio
Independent Nominees
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	None

Dollar Range of Shares in Davis Financial Portfolio
Independent Nominees
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	None

Dollar Range of Shares in Davis Real Estate Portfolio
Independent Nominees
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Francisco Borges	None
Katherine MacWilliams	None
Richard O’Brien	None
Interested Nominees
Andrew Davis	None
Christopher Davis	None

Appendix I
The following table sets forth information describing the compensation of each Director for his or her services, for each Fund’s fiscal year end.
	Aggregate Compensation from Davis Financial Fund**	Pension or Retirement Benefits Accrued as Part of Davis Financial Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Financial Fund Paid to Directors
Independent Directors
John Gates	$18,611	N/A	N/A	$18,611
Thomas Gayner**	$18,611	N/A	N/A	$18,611
Samuel Iapalucci	$18,611	N/A	N/A	$18,611
Lara Vaughan**	$18,611	N/A	N/A	$18,611
Robert Morgenthau*	$18,611	N/A	N/A	$18,611
Marsha Williams*	$19,150	N/A	N/A	$19,150
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $18,611; Lara Vaughan, $9,306.

	Aggregate Compensation from Davis Real Estate Fund**	Pension or Retirement Benefits Accrued as Part of Davis Real Estate Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Real Estate Fund Paid to Directors
Independent Directors
John Gates	$3,784	N/A	N/A	$3,784
Thomas Gayner**	$3,784	N/A	N/A	$3,784
Samuel Iapalucci	$3,784	N/A	N/A	$3,784
Lara Vaughan**	$3,784	N/A	N/A	$3,784
Robert Morgenthau*	$3,784	N/A	N/A	$3,784
Marsha Williams*	$3,893	N/A	N/A	$3,893
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $3,784; Lara Vaughan, $1,892.

	Aggregate Compensation from Davis Opportunity Fund**	Pension or Retirement Benefits Accrued as Part of Davis Opportunity Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Opportunity Fund Paid to Directors
Independent Directors
John Gates	$11,503	N/A	N/A	$11,503
Thomas Gayner**	$11,503	N/A	N/A	$11,503
Samuel Iapalucci	$11,503	N/A	N/A	$11,503
Lara Vaughan**	$11,503	N/A	N/A	$11,503
Robert Morgenthau*	$11,503	N/A	N/A	$11,503
Marsha Williams*	$11,836	N/A	N/A	$11,836
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $11,503; Lara Vaughan, $5,752.

	Aggregate Compensation from Davis Balanced Fund**	Pension or Retirement Benefits Accrued as Part of Davis Balanced Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Balanced Fund Paid to Directors
Independent Directors
John Gates	$4,651	N/A	N/A	$4,651
Thomas Gayner**	$4,651	N/A	N/A	$4,651
Samuel Iapalucci	$4,651	N/A	N/A	$4,651
Lara Vaughan**	$4,651	N/A	N/A	$4,651
Robert Morgenthau*	$4,651	N/A	N/A	$4,651
Marsha Williams*	$4,786	N/A	N/A	$4,786
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $4,651; Lara Vaughan, $2,325.

	Aggregate Compensation from Davis Government Money Market Fund	Pension or Retirement Benefits Accrued as Part of Davis Government Money Market Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Government Money Market Fund Paid to Directors
Independent Directors
John Gates	$2,467	N/A	N/A	$2,467
Thomas Gayner	$2,467	N/A	N/A	$2,467
Samuel Iapalucci	$2,467	N/A	N/A	$2,467
Lara Vaughan	$2,467	N/A	N/A	$2,467
Robert Morgenthau*	$2,467	N/A	N/A	$2,467
Marsha Williams*	$2,538	N/A	N/A	$2,538
*	Resigned/retired as of 12/31/24.
	Aggregate Compensation from Davis Government Bond Fund	Pension or Retirement Benefits Accrued as Part of Davis Government Bond Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Government Bond Fund Paid to Directors
Independent Directors
John Gates	$444	N/A	N/A	$444
Thomas Gayner	$444	N/A	N/A	$444
Samuel Iapalucci	$444	N/A	N/A	$444
Lara Vaughan	$444	N/A	N/A	$444
Robert Morgenthau*	$444	N/A	N/A	$444
Marsha Williams*	$457	N/A	N/A	$457
*	Resigned/retired as of 12/31/24.
	Aggregate Compensation from Davis New York Venture Fund**	Pension or Retirement Benefits Accrued as Part of Davis New York Venture Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis New York Venture Fund Paid to Directors
Independent Directors
John Gates	$58,876	N/A	N/A	$58,876
Thomas Gayner**	$58,876	N/A	N/A	$58,876
Samuel Iapalucci	$58,876	N/A	N/A	$58,876
Lara Vaughan**	$58,876	N/A	N/A	$58,876
Robert Morgenthau*	$58,876	N/A	N/A	$58,876
Marsha Williams*	$60,573	N/A	N/A	$60,573
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $58,876; Lara Vaughan, $29,438.

	Aggregate Compensation from Davis Research Fund**	Pension or Retirement Benefits Accrued as Part of Davis Research Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Research Fund Paid to Directors
Independent Directors
John Gates	$570	N/A	N/A	$570
Thomas Gayner**	$570	N/A	N/A	$570
Samuel Iapalucci	$570	N/A	N/A	$570
Lara Vaughan**	$570	N/A	N/A	$570
Robert Morgenthau*	$570	N/A	N/A	$570
Marsha Williams*	$587	N/A	N/A	$587
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $570; Lara Vaughan, $285.

	Aggregate Compensation from Davis Global Fund**	Pension or Retirement Benefits Accrued as Part of Davis Global Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Global Fund Paid to Directors
Independent Directors
John Gates	$7,426	N/A	N/A	$7,426
Thomas Gayner**	$7,426	N/A	N/A	$7,426
Samuel Iapalucci	$7,426	N/A	N/A	$7,426
Lara Vaughan**	$7,426	N/A	N/A	$7,426
Robert Morgenthau*	$7,426	N/A	N/A	$7,426
Marsha Williams*	$7,641	N/A	N/A	$7,641
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $7,426; Lara Vaughan, $3,713.

	Aggregate Compensation from Davis International Fund**	Pension or Retirement Benefits Accrued as Part of Davis International Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis International Fund Paid to Directors
Independent Directors
John Gates	$1,609	N/A	N/A	$1,609
Thomas Gayner**	$1,609	N/A	N/A	$1,609
Samuel Iapalucci	$1,609	N/A	N/A	$1,609
Lara Vaughan**	$1,609	N/A	N/A	$1,609
Robert Morgenthau*	$1,609	N/A	N/A	$1,609
Marsha Williams*	$1,655	N/A	N/A	$1,655
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $1,609; Lara Vaughan, $804.

	Aggregate Compensation from Davis Equity Portfolio**	Pension or Retirement Benefits Accrued as Part of Davis Equity Portfolio’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Equity Portfolio Paid to Directors
Independent Directors
John Gates	$9,352	N/A	N/A	$9,352
Thomas Gayner**	$9,352	N/A	N/A	$9,352
Samuel Iapalucci	$9,352	N/A	N/A	$9,352
Lara Vaughan**	$9,352	N/A	N/A	$9,352
Robert Morgenthau*	$9,352	N/A	N/A	$9,352
Marsha Williams*	$9,615	N/A	N/A	$9,615
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $9,352; Lara Vaughan, $4,676.

	Aggregate Compensation from Davis Financial Portfolio**	Pension or Retirement Benefits Accrued as Part of Davis Financial Portfolio’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Financial Portfolio Paid to Directors
Independent Directors
John Gates	$5,320	N/A	N/A	$5,320
Thomas Gayner**	$5,320	N/A	N/A	$5,320
Samuel Iapalucci	$5,320	N/A	N/A	$5,320
Lara Vaughan**	$5,320	N/A	N/A	$5,320
Robert Morgenthau*	$5,320	N/A	N/A	$5,320
Marsha Williams*	$5,469	N/A	N/A	$5,469
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $5,320; Lara Vaughan, $2,660.

	Aggregate Compensation from Davis Real Estate Portfolio**	Pension or Retirement Benefits Accrued as Part of Davis Real Estate Portfolio’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Davis Real Estate Portfolio Paid to Directors
Independent Directors
John Gates	$988	N/A	N/A	$988
Thomas Gayner**	$988	N/A	N/A	$988
Samuel Iapalucci	$988	N/A	N/A	$988
Lara Vaughan**	$988	N/A	N/A	$988
Robert Morgenthau*	$988	N/A	N/A	$988
Marsha Williams*	$1,016	N/A	N/A	$1,016
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Thomas Gayner, $988; Lara Vaughan, $494.

Appendix J
Fees billed by KPMG LLP in each of the last two fiscal years for services rendered to each Fund are shown in the table below.
Fund	Fiscal Year End	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	7/31/2024 7/31/2024 10/31/2023 10/31/2023	$117,990 $23,142 $32,604 $27,474	$0 $0 $0 $0	$11,599 $10,249 $9,811 $9,811	$0 $0 $1,175 $1,175
DAVIS SERIES, INC.
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023	$39,102 $37,962 $28,614 $28,614 $27,474 $20,862	$0 $0 $0 $0 $0 $0	$11,161 $9,811 $9,631 $11,161 $5,511 $9,631	$0 $0 $0 $0 $0 $0
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	12/31/2023 12/31/2023 12/31/2023	$24,852 $22,116 $20,861	$0 $0 $0	$9,631 $9,811 $9,811	$0 $0 $0

Fund	Fiscal Year End	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	7/31/2023 7/31/2023 10/31/2022 10/31/2022	$112,860 $22,116 $30,240 $25,424	$0 $0 $0 $0	$11,161 $9,811 $9,501 $9,501	$0 $0 $1,175 $1,175
DAVIS SERIES, INC.
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	12/31/2022 12/31/2022 12/31/2022 12/31/2022 12/31/2022 12/31/2022	$36,774 $35,639 $26,900 $26,900 $25,765 $19,636	$0 $0 $0 $0 $0 $0	$10,801 $10,801 $9,205 $9,501 $5,222 $9,204	$0 $0 $0 $0 $0 $0
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	12/31/2022 12/31/2022 12/31/2022	$23,381 $20,771 $19,636	$0 $0 $0	$10,504 $9,501 $9,501	$0 $0 $0

Appendix K
Fees billed by KPMG LLP that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund are shown in the table below.
Fund	Fiscal Year End	Audit-Related Fees	Tax Fees	All Other Fees
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	7/31/2024 7/31/2024 10/31/ 2023 10/31/ 2023	$0 $0 $0 $0	$0 $0 $0 $0	$0 $0 $0 $0
DAVIS SERIES, INC.
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023	$0 $0 $0 $0 $0 $0	$0 $0 $0 $0 $0 $0	$0 $0 $0 $0 $0 $0
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	12/31/2023 12/31/2023 12/31/2023	$0 $0 $0	$0 $0 $0	$0 $0 $0

Fund	Fiscal Year End	Audit-Related Fees	Tax Fees	All Other Fees
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	7/31/2023 7/31/2023 10/31/2022 10/31/2022	$0 $0 $0 $0	$0 $0 $0 $0	$0 $0 $0 $0
DAVIS SERIES, INC.
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	12/31/2022 12/31/2022 12/31/2022 12/31/2022 12/31/2022 12/31/2022	$0 $0 $0 $0 $0 $0	$0 $0 $0 $0 $0 $0	$0 $0 $0 $0 $0 $0
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	12/31/2022 12/31/2022 12/31/2022	$0 $0 $0	$0 $0 $0	$0 $0 $0

Appendix L
Aggregate non-audit fees billed by KPMG LLP for services rendered to the Funds and any Fund Service Provider for each of the last two fiscal years of the Funds are shown below.
Fund	Fiscal Year End	Aggregate Non-Audit Fees
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	7/31/2024 7/31/2024 10/31/ 2023 10/31/ 2023	$0 $0 $0 $0
DAVIS SERIES, INC.
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023 12/31/2023	$0 $0 $0 $0 $0 $0
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	12/31/2023 12/31/2023 12/31/2023	$0 $0 $0

Fund	Fiscal Year End	Aggregate Non-Audit Fees
DAVIS NEW YORK VENTURE FUND, INC.
Davis New York Venture Fund Davis Research Fund Davis Global Fund Davis International Fund	7/31/2023 7/31/2023 10/31/2022 10/31/2022	$0 $0 $0 $0
DAVIS SERIES, INC.
Davis Financial Fund Davis Real Estate Fund Davis Balanced Fund Davis Opportunity Fund Davis Government Money Market Fund Davis Government Bond Fund	12/31/2022 12/31/2022 12/31/2022 12/31/2022 12/31/2022 12/31/2022	$0 $0 $0 $0 $0 $0
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Equity Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	12/31/2022 12/31/2022 12/31/2022	$0 $0 $0

OBTAINING ADDITIONAL INFORMATION ABOUT THE FUNDS
(Including Prospectus, Annual Report, Semi-Annual Report, and Statement of Additional Information)
By Telephone. Call the Davis Funds toll-free at 1‑800‑279‑0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to the Davis Funds c/o State Street Bank and Trust Company, P.O. Box 219197, Kansas City, MO 64121.
On the Internet. www.davisfunds.com.
The Davis Funds are subject to the informational requirements of the Exchange Act and, in accordance therewith, file reports and other information with the Securities and Exchange Commission.
Shareholder reports, proxy statements, registration statements, and other information filed by the Davis Funds may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

MISCELLANEOUS MATTERS
Other Business
The Board of Directors of the Davis Funds knows of no other business to be brought before the Special Meeting. If any other matters come before the Davis Funds’ Special Meeting, the Board of Directors of the Davis Funds intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.
Next Meeting of Shareholders
The Davis Funds are not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Davis Funds seek to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time.
Delivery to Shareholders Sharing an Address
As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders of the Davis Funds who reside at the same address, unless such shareholders have notified the Davis Funds of their desire to receive multiple copies of the shareholder reports and proxy statements that the Davis Funds sends. If you would like to receive an additional copy, please contact the Davis Funds by writing to the Davis Funds’ address or by calling the telephone number shown on the front page of this Proxy Statement. The Davis Funds will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Davis Funds’ shareholder reports and proxy statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.
Legal Matters
Greenberg Traurig, LLP serves as counsel to the Davis Funds and their Independent Directors.
By Order of the Board of Directors of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc.
Lisa Cohen
Secretary, Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc.
Dated: October 4, 2024

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 29, 2024
The Proxy Statement is available on the Internet at davisfunds.com. For a free copy of the Davis Funds’ annual and/or semiannual reports, call the Davis Funds at 1‑800‑279‑0279, visit the Davis Fund’s web site at www.davisfunds.com, or write to the Davis Funds c/o State Street Bank and Trust Company, P.O. Box 219197, Kansas City, MO 64121.
VOTE ON THE INTERNET
www.proxyvote.com
Follow the on-screen instructions.
Available 24 hours.
VOTE BY PHONE
Call 1‑800‑690‑6903
Follow the recorded instructions.
Available 24 hours.
VOTE BY MAIL
Vote, sign, and date your Proxy Card and return in the postage-paid return envelope. Please ensure the address below shows through the window of the envelope provided.
VOTE IN PERSON
Attend the Shareholder Meeting on November 29, 2024
3600 E Hemisphere Loop
Tucson, AZ 85706